SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 20, 2005


                                ACS HOLDINGS INC.
    ------------------------------------------------------------------------
                  Exact Name of Registrant Specified in Charter


       NEVADA                        000-27277                  88-0503197
       ------                        ---------                  ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)               File Number)            Identification No.)


                   7658 MUNICIPAL DR., ORLANDO, FLORIDA 32819
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (407)-226-6866
                                 --------------
               Registrant's telephone number, including area code:


          (Former Name or Former Address, if Changed Since Last Report)

                                ACS HOLDINGS INC.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

(i) On January 19, 2005, Samuel Klein and Company, resigned as the independent accountants of ACS Holdings Inc as a result of the firm discontinuing it's SEC practice.

(ii) The report of Samuel Klein and Company on the financial statements of the Company for the two most recent fiscal years ending December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report was qualified, however, as to the uncertainty of the ability of the Company to continue as a going concern.

(iii) During the two most recent fiscal years ended December 31, 2003 and 2002, and the subsequent interim period preceding Samuel Klein and Company's resignation on January 19, 2005, there were no disagreements with Samuel Klein and Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Samuel Klein and Company would have caused it to make reference to the subject matter of the disagreements in connection with its report.

(iv) During the two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period preceding Samuel Klein and Company's resignation on January 19, 2005 there were no reportable events as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

(v) The Company has provided Samuel Klein and Company with a copy of the foregoing disclosures. A letter from Samuel Klein and Company addressed to the Securities and Exchange Commission pursuant to Regulation S-K, Item 304 (a)3 is included as Exhibit 16 to this Form 8-K.

(b) New independent accountants

On January 31, 2005, the Company engaged Rotenberg, Meril, Solomon, Bertiger, & Guttila PC as its new principal independent accountant. The engagement was approved by the Board of Directors on January 24, 2005.

(i) The Company has not consulted with Rotenberg, Meril, Solomon, Bertiger, & Guttila PC on the application of any accounting principles or proposed transactions, the type of audit opinion that might be given, any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K, at any time before being named as independent accountants.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

16    Letter regarding change in Certifying Accountant


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By: James V. Sadrianna /s/
                                     Interim Chief Financial Officer
                                     January 24, 2005


                               EXHIBIT INDEX


EXHIBIT                   DESCRIPTION
-------                   -----------
  16                      Letter regarding change in Certifying Accountant